UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2021

Andina Acquisition Corp. III

(Exact name of registrant as specified in its charter)

Cayman Islands	001-38785	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Calle 113 # 7-45 Torre B Oficina 1012 Bogotá, Colombia
(Address of principal executive offices)

(646) 565-3861

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share, one right and one redeemable warrant	ANDAU	The Nasdaq Stock Market LLC
Ordinary Shares, par value $0.0001 per share	ANDA	The Nasdaq Stock Market LLC
Rights, each to receive one-tenth (1/10) of one ordinary share	ANDAR	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for ordinary shares at a price of $11.50 per share	ANDAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On July 19, 2021, Andina Acquisition Corp. III (“Andina”) held an extraordinary general meeting of its shareholders (the “Special Meeting”), at which holders of 3,742,899 ordinary shares were present in person or by proxy, constituting a quorum for the transaction of business. Only shareholders of record as of the close of business on June 7, 2021, the record date for the Special Meeting, were entitled to vote at the Special Meeting. As of the record date, 4,417,096 ordinary shares were outstanding and entitled to vote at the Special Meeting. An aggregate of 756,896 ordinary shares were presented for redemption in connection with the Special Meeting. The proposals listed below are described in more detail in the proxy statement/prospectus on Form S-4 of Andina, which was filed with the Securities and Exchange Commission (the “SEC”) on June 25, 2021 (the “Proxy Statement/Prospectus”). A summary of the final voting results at the Special Meeting is set forth below:

Proposal 1 – The Domestication Proposal

Andina’s shareholders approved Proposal 1. The votes cast were as follows:

For	Against	Abstain
3,740,387	2,512	0

Proposal 2 – The Business Combination Proposal

Andina’s shareholders approved Proposal 2. The votes cast were as follows:

For	Against	Abstain
3,740,397	2,502	0

Proposal 3 – The Charter Amendment Proposal

Andina’s shareholders approved Proposal 3. The votes cast were as follows:

For	Against	Abstain
3,740,387	2,512	0

Proposals 4-9 – The Advisory Charter Proposals

Andina’s shareholders approved Proposals 4 - 9. The votes cast were as follows:

Proposal 4:

For	Against	Abstain
3,740,384	2,514	1

Proposal 5:

For	Against	Abstain
3,739,682	3,214	3

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Proposal 6:

For	Against	Abstain
3,740,284	2,614	1

Proposal 7:

For	Against	Abstain
3,742,886	12	1

Proposal 8:

For	Against	Abstain
3,742,886	12	1

Proposal 9:

For	Against	Abstain
3,739,563	3,285	51

Proposal 10 – The Nasdaq Proposal

Andina’s shareholders approved Proposal 10. The votes cast were as follows:

For	Against	Abstain
3,740,224	2,675	0

Proposal 11 – The Incentive Plan Proposal

Andina’s shareholders approved Proposal 11. The votes cast were as follows:

For	Against	Abstain
3,739,454	3,384	61

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Proposal 12 – The Director Appointment Proposal

Andina’s shareholders approved Proposal 12. The votes cast were as follows:

Name	For	Withheld
Joe Oblas	3,739,784	3,115
Jaxie Alt	3,739,784	3,115
Ted Casey	3,739,786	3,113
Kevin Vivian	3,739,784	3,115
B. Luke Weil	3,739,786	3,113
Mauricio Orellana	3,739,614	3,285
Robert “Bo” D. Ramsey III	3,739,786	3,113

As there were sufficient votes at the time of the Special Meeting to approve each of the above proposals, the “Adjournment Proposal” described in the Proxy Statement/Prospectus was not presented to shareholders.

Based on the results of the Special Meeting, and subject to the satisfaction or waiver of certain other closing conditions as described in the Proxy Statement/Prospectus, the transactions (the “Transactions”) contemplated by the Business Combination Agreement, are expected to be consummated on or around July 20, 2021. Following the consummation of the Transactions, the common stock and warrants of Stryve are expected to begin trading on the Nasdaq Capital Market under the symbols “SNAX” and “SNAXW,” respectively, on July 21, 2021.

Item 8.01 Other Items.

As of the date of this Report, the Company issued a press release announcing that Andina’s shareholders voted to approve the previously announced proposed business combination at the Special Meeting. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description
99.1	Press Release of Stryve Foods, LLC, dated July 19, 2021

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Forward Looking Statements

Certain statements made herein contain, and certain oral statements made by representatives of Andina, Stryve Foods, LLC (the “Company”) and their respective affiliates (including Stryve Foods Holdings, LLC, a Texas limited liability company (the “Seller”)), from time to time may contain, “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Andina’s and the Company’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “aim,” “continue,” “target,” “milestone,” “will,” “could,” “should,” “believe,” “predicts,” “potential,” “might” and “continues,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Andina’s, the Company’s and the Seller’s expectations with respect to future performance and anticipated financial impacts of the Transactions, the satisfaction of the closing conditions to the Transactions and the timing of the completion of the Transactions. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results. Most of these factors are outside of the control of Andina, the Company or the Seller and are difficult to predict. Factors that may cause such differences include but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement; (2) the inability to complete the Transaction due to the failure to satisfy conditions to closing in the Business Combination Agreement; (3) the inability to obtain or maintain the listing of Andina’s common stock on Nasdaq following consummation of the Transaction; (4) the risk that the Transactions disrupt current plans and operations of the Company as a result of the announcement and consummation of the Transactions; (5) the ability of the combined company to recognize the anticipated benefits of the Transactions or meet its financial and strategic goals, which may be affected by, among other things, competition, the ability of the combined company to pursue a growth strategy and manage growth profitability, maintain relationships with customers, suppliers and retailers and retain its management and key employees; (6) costs related to the Transactions; (7) changes in applicable laws or regulations; (8) the possibility that Andina or the Company may be adversely affected by other economic, business, and/or competitive factors; and (9) the effect of the COVID-19 pandemic on Andina and the Company and their ability to consummate the proposed business combination; and (10) other risks and uncertainties described from time to time in the Proxy Statement/Prospectus, including those under the heading “Risk Factors” therein as well as other risks and uncertainties discussed from time to time in other reports and other public filings with the SEC by Andina, and in other filings with the SEC made by Andina. The foregoing list of factors is not exclusive. Readers are referred to the most recent reports filed with the SEC by Andina. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Andina, the Company and the Seller undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, subject to applicable law.

Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those projections and forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information, cost savings, synergies and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond the control of Andina, the Company or the Seller.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 19, 2021

ANDINA ACQUISITION CORP. III

By:	/s/ Julio A. Torres
Name:	Julio A. Torres
Title:	Chief Executive Officer

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